Exhibit: 99.1

MASSBANK CORP.	July 21, 2005
Reading, MA

FOR IMMEDIATE RELEASE

MASSBANK CORP. REPORTS 7.7% INCREASE IN EARNINGS PER SHARE

FOR THE SECOND QUARTER 2005

MASSBANK Corp. (NASDAQ – MASB), the Holding Company for MASSBANK, today reported net income of $1,857,000 or $0.42 in basic and diluted earnings per share for the second quarter 2005, compared with net income of $1,734,000 or $0.39 in basic and diluted earnings per share in the second quarter of 2004. This represents an increase of 7.7% over the earnings per share results of the prior year. For the six months ended June 30, 2005, the Company reported net income of $3,551,000 or $0.80 in diluted earnings per share ($0.81 in basic earnings per share) compared to $3,683,000 or $0.81 in diluted earnings per share ($0.83 in basic earnings per share) for the six months ended June 30, 2004.

Income Statement

Net interest income, the Company’s core earnings, totaled $5,395,000 for the second quarter of 2005, up $370,000 or 7.4% from the same quarter in 2004. This is the third consecutive quarter that the Company has reported a year-over-year improvement in net interest income. The net interest margin in the recent quarter improved 26 basis points to 2.36% from 2.10% in the second quarter of 2004. This is an increase of 12.4% over the same quarter last year. The Company continues to benefit from rising short-term interest rates. The Federal Reserve Bank Board’s Federal Open Market Committee (FOMC) has raised the target rate for Federal Funds by 25 basis points nine times since the end of June 2004, increasing the rate from 1.00% to 3.25%.

Balance Sheet

The Company’s total assets decreased $47.4 million to $933.1 million at June 30, 2005 from $980.5 at June 30, 2004. Deposits decreased $43.0 million or 5.0% year-over-year from $860.2 million at June 30, 2004 to $817.2 million at June 30, 2005. Stockholders’ equity was $108.4 million at June 30, 2005, representing a book value of $24.83 per share. This compares to $107.7 million at June 30, 2004, representing a book value of $24.51 per share.

July 21, 2005

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The Company’s non-accrual loans remain low totaling $343,000 at June 30, 2005, representing 0.15% of total loans. This compares to $398,000 representing 0.16% of total loans at June 30, 2004. At June 30, 2005, the Bank’s allowance for loan losses totaled $1.253 million representing 0.54% of total loans compared to $1.439 million representing 0.59% of total loans at June 30, 2004. In addition, the Bank’s allowance for loan losses on off-balance sheet credit exposures totaled $585,000 at June 30, 2005 compared to $616,000 a year earlier. This is intended to protect the bank against loan commitments made to customers that have not yet been drawn down.

MASSBANK Corp. is the holding company for MASSBANK, a Massachusetts chartered savings bank. The Bank operates fifteen banking offices in Reading, Chelmsford, Dracut, Everett, Lowell, Medford, Melrose, Stoneham, Tewksbury, Westford and Wilmington, providing a variety of deposit, lending and trust services.

ADDITIONAL INFORMATION

Dividend Declaration

MASSBANK Corp. today announced a quarterly cash dividend on its common stock of $0.26 per share. This, the Company’s seventy-sixth consecutive dividend, will be payable on August 18, 2005 to stockholders of record at the close of business on August 3, 2005.

Stock Repurchase Program

During the three months ended June 30, 2005, the Company continued the repurchase of its common stock by acquiring 51,300 shares. As of June 30, 2005, there were 63,817 shares available for repurchase in the current program.

Cautionary Statement

This press release may contain forward-looking information, including information concerning the Company’s expectations of future business prospects. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to be materially different from the results and performance expressed or implied by the forward-looking statements. Forward looking statements include, but are not limited to, statements concerning the Company’s belief, expectations or intentions concerning the Company’s future performance, the financial outlook of the markets it serves and the performance and activities of its competitors. These statements reflect the Company’s current views. They are based on numerous assumptions and are subject to numerous risks and uncertainties, including the strength of the local economy and the U.S. economy in general, unexpected fluctuations in market interest rates, unexpected fluctuations in the markets for equities, bonds, federal funds and other financial instruments, an increase in the level of non-performing assets, an increase in competitive pricing pressures within the Company’s market, adverse legislative or regulatory developments, a significant decline in residential real estate values in the Company’s market area, adverse impacts resulting from the continuing war on terrorism, an increase in other employee-related costs, the impact of deflation or inflation, and other factors described in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2004.

For further information contact Reginald E. Cormier, Senior Vice President, Treasurer and CFO at (781) 942-8192.

July 21, 2005

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MASSBANK CORP.

FINANCIAL HIGHLIGHTS

($ in thousands except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004
For the Period Ended
Total interest and dividend income	$9,069	$8,121	$17,834	$16,466
Total interest expense	3,674	3,096	7,135	6,200

Net interest income	5,395	5,025	10,699	10,266
Provision (credit) for loan losses	—	(51)	(53)	(113)

Net interest income after provision (credit) for loan losses	5,395	5,076	10,752	10,379
Gains on securities, net	244	186	188	760
Other non-interest income	341	342	594	629
Non-interest expense	3,172	2,964	6,203	6,124
Income tax expense	951	906	1,780	1,961

Net income	$1,857	$1,734	$3,551	$3,683

Weighted Average Common Shares Outstanding
Basic	4,390,071	4,416,159	4,394,908	4,421,777
Diluted	4,452,405	4,501,866	4,462,343	4,523,552

Per Common Share
Earnings:
Basic	$0.42	$0.39	$0.81	$0.83
Diluted	0.42	0.39	0.80	0.81
Cash dividends paid	0.26	0.25	0.52	0.50
Book value (period end)			24.83	24.51

Ratios (1)
Return on average assets	0.79%	0.70%	0.75%	0.75%
Return on average equity	6.89	6.33	6.55	6.65
Net interest margin	2.36	2.10	2.32	2.14
Total equity to assets (period end)			11.62	10.98

			At June 30,
			2005	2004
At Period End
Assets			$933,064	$980,450
Deposits			817,189	860,233
Total loans			229,930	244,722
Stockholders’ equity			$108,441	$107,669
Common shares outstanding			4,366,617	4,393,425

Asset Quality
Non-accrual loans			$343	$398
Real estate acquired through foreclosure			—	—

Total non-performing assets			$343	$398
Allowance for loan losses			$1,253	$1,439

Non-accrual loans to total loans			0.15%	0.16%

(1)	Ratios are presented on an annualized basis with the exception of equity to assets.

July 21, 2005

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MASSBANK CORP. AND SUBSIDIARIES

Consolidated Balance Sheets

(Unaudited)

($ in thousands except share data)

	At June 30, 2005	At June 30, 2004
Assets:
Cash and due from banks	$9,377	$7,374
Interest-bearing deposits in banks	1,553	6,507
Federal funds sold	204,955	148,546
Short-term investments	—	987
Debt securities available for sale:
Mortgage-backed securities	130,847	119,996
Other securities	294,366	336,114
Equity securities available for sale	8,066	8,644
Mortgage-backed securities held-to-maturity	4,595	4,911
Trading securities	30,785	78,209
Loans:
Mortgage loans	220,087	234,132
Other loans	9,843	10,590

Total loans	229,930	244,722
Allowance for loan losses	(1,253)	(1,439)

Net loans	228,677	243,283
Premises and equipment	6,266	6,667
Accrued interest receivable	3,520	3,724
Goodwill	1,090	1,090
Current income tax asset, net	342	160
Deferred income tax asset, net	1,465	1,750
Other assets	7,160	12,488

Total assets	$933,064	$980,450

Liabilities and Stockholders’ Equity:
Deposits:
Demand and NOW	$85,798	$83,504
Savings	497,391	586,314
Time certificates of deposit	234,000	190,415

Total deposits	817,189	860,233
Escrow deposits of borrowers	901	949
Allowance for loan losses on off-balance sheet credit exposures	585	616
Other liabilities	5,948	10,983

Total liabilities	824,623	872,781
Stockholders’ equity:
Preferred stock, par value $1.00 per share; 2,000,000 shares authorized, none issued	—	—
Common stock, par value $1.00 per share; 10,000,000 shares authorized, 7,783,680 and 7,717,305 shares issued, respectively	7,784	7,717
Additional paid-in capital	56,440	54,946
Retained earnings	103,267	100,506

	167,491	163,169
Treasury stock at cost 3,417,063 and 3,323,880 shares, respectively	(59,033)	(55,650)
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on securities available for sale, net of tax effect	(17)	150
Shares held in rabbi trust at cost 14,744 and 26,600 shares, respectively	(321)	(567)
Deferred compensation obligation	321	567

Total stockholders’ equity	108,441	107,669

Total liabilities and stockholders’ equity	$933,064	$980,450

July 21, 2005

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MASSBANK CORP. AND SUBSIDIARIES

Consolidated Statements of Income

($ in thousands except share data)

	Three Months Ended
	June 30, 2005	June 30, 2004
Interest and dividend income:
Mortgage loans	$3,038	$3,445
Other loans	164	166
Securities available for sale:
Mortgage-backed securities	1,756	1,492
Other securities	2,393	2,127
Mortgage-backed securities held-to-maturity	60	48
Trading securities	185	309
Federal funds sold	1,458	439
Other investments	15	95

Total interest and dividend income	9,069	8,121

Interest expense:
Deposits	3,674	3,096

Total interest expense	3,674	3,096

Net interest income	5,395	5,025
Provision (credit) for loan losses	—	(51)

Net interest income after provision (credit) for loan losses	5,395	5,076

Non-interest income:
Deposit account service fees	101	112
Gains on securities available for sale, net	72	679
Gains (losses) on trading securities, net	172	(493)
Other	240	230

Total non-interest income	585	528

Non-interest expense:
Salaries and employee benefits	1,974	1,831
Occupancy and equipment	529	522
Data processing	126	123
Professional services	135	103
Advertising and marketing	40	31
Deposit Insurance	37	42
Other	331	312

Total non-interest expense	3,172	2,964

Income before income taxes	2,808	2,640
Income tax expense	951	906

Net income	$1,857	$1,734

Weighted average common shares outstanding:
Basic	4,390,071	4,416,159
Diluted	4,452,405	4,501,866
Earnings per share (in dollars):
Basic	$0.42	$0.39
Diluted	0.42	0.39

July 21, 2005

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MASSBANK CORP. AND SUBSIDIARIES

Consolidated Statements of Income

($ in thousands except share data)

	Six Months Ended
	June 30, 2005	June 30, 2004
Interest and dividend income:
Mortgage loans	$6,150	$7,027
Other loans	326	335
Securities available for sale:
Mortgage-backed securities	3,474	2,977
Other securities	4,708	4,388
Mortgage-backed securities held-to-maturity	122	48
Trading securities	433	594
Federal funds sold	2,588	925
Other investments	33	172

Total interest and dividend income	17,834	16,466

Interest expense:
Deposits	7,135	6,200

Total interest expense	7,135	6,200

Net interest income	10,699	10,266
Provision (credit) for loan losses	(53)	(113)

Net interest income after provision (credit) for loan losses	10,752	10,379

Non-interest income:
Deposit account service fees	201	233
Gains (losses) on trading securities, net	58	(283)
Gains on securities available for sale, net	130	1,043
Other	393	396

Total non-interest income	782	1,389

Non-interest expense:
Salaries and employee benefits	3,749	3,728
Occupancy and equipment	1,128	1,120
Data processing	267	260
Professional services	265	240
Advertising and marketing	60	48
Deposit Insurance	75	83
Other	659	645

Total non-interest expense	6,203	6,124

Income before income taxes	5,331	5,644
Income tax expense	1,780	1,961

Net income	$3,551	$3,683

Weighted average common shares outstanding:
Basic	4,394,908	4,421,777
Diluted	4,462,343	4,523,552
Earnings per share (in dollars):
Basic	$0.81	$0.83
Diluted	0.80	0.81